                                                                    Exhibit 10.9

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this Company's confidential treatment request.

                      1994 NET FARE/COMMISSION AGREEMENT


WHOLESALER:  C.T.I. dba CHEAP TICKET
             738 Kaheka Street, #301
             Honolulu, HI  96814

ARC #:       12-601676                  CONTRACT #:  C094 4026
                                                     ---------

     The following agreement is hereby entered into between Continental Airlines, Inc. ("Continental"), and the Wholesaler/Consolidator ("Agent") identified above:

     Continental and the Agent agree as follows:

        1. Continental will provide the Agent with a net airfare program and/or a commission program to the applicable origin and destination points listed as "unpublished tariffs" in Attachment A hereto. The Agent agrees to comply with the special terms and conditions of each individual unpublished tariff as listed in Attachment A1 hereto.

        2. Upon receipt of this signed agreement, Continental will assign the Agent special fare basis codes and/or authorization codes, which must be marked on all tickets issued by the Agent. Tickets must be issued in accordance with the ticketing procedures as stated on Attachment B hereto.

        3. This agreement shall be valid upon execution by a duly authorized Continental Airlines representative, and shall be effective until further written notice.

        4. This agreement is subject to cancellation by either party at any time without penalty, upon a thirty (30) day written notice.

        5. Tickets issued in conjunction with this agreement may be issued only at the ARC number(s) noted above and all branch locations of that home office locations as reported to Continental by the Airline Reporting Corporation (ARC). Unauthorized ticketing at other ARC locations will result in debit memos at the lowest applicable retail fare on the date ticket was issued in the class of service booked and the termination of this agreement. Full payment will be made for all tickets in accordance with and through standard ARC reporting procedures. Tickets will be limited to confirmed seating. Open tickets will not be allowed. Tickets must be issued on standard ARC stock and must be validated on Continental.

        6. Tickets issued in conjunction with this agreement must be sold as part of a bona fide tour program, unless otherwise specified in the applicable attachments. Tour programs must include a prepaid land portion consisting of a two night minimum hotel stay. The minimum retail price for inclusive tours must be greater than Continental's lowest published airfare in applicable markets. Net airfares and/or commission levels may not be sold, advertised or promoted in any way as "air only", unless otherwise specified in the applicable attachments. Failure to comply with this provision shall result, upon notice, in immediate cancellation of this agreement.

        7. In the event of flight delays, cancellations or passenger rerouting, the same amenities will be provided by Continental to passengers hereunder as are customarily provided by Continental under involuntary re-route procedures to regular economy fare passengers on scheduled service.

        8. If Continental's service in any market covered by this agreement is
(1) terminated, (2) canceled or (3) suspended, this agreement will be terminated with respect to such market.

        9. If the Agent or Continental uses the other's name or trademarks in advertising or promotion, the material must clearly state the Agents ticketing and refund responsibility as well as Continental's limitation of liability and conditions of carriage.

        10. All advertising and promotional material relating to the services of either party must be approved in writing by the other party prior to its use, including but not limited to the use of logos, trademarks, trade names or service marks.

        11. Agent agrees to indemnify Continental against any expense, loss, damage, claim or suit (including reasonable attorney's fees) arising hereunder, made or brought against Continental by reason of Agent's default or failure to perform hereunder or claims based on the tour programs, except such matters as arise out of the air transportation provided by Continental.

        12. Continental has the right to terminate, suspend or modify this agreement in the event of an assignment, sale, transfer or change in the Agent ownership during the term of this agreement. Agent may not assign any right or delegate any duty hereunder without the express written consent of Continental.

        13. Increases and/or reductions in net fare programs and/or commission programs will be effective twenty-one (21) days from the date of notice from Continental to the Agent. Continental reserves the right to increase net airfares and/or reduce commission levels on five (5) days notice if fuel prices rise more than 10% in any given period of time. Passengers booked and ticketed prior to the effective ticketing date of a net airfare increase and/or reduction of commission may travel using previous fare/commission levels. Passengers booked and not ticketed prior to the effective ticketing date of a net airfare increase and/or reduction of commission must be ticketed at the new levels.

        14. Increase/reductions to or additions of tax, fees and or surcharge amounts will be effective immediately for all passengers not ticketed and it will be the responsibility of the Agent to collect all such taxes, fees and surcharges at the time of ticketing.

        15. Agent will advise passengers in writing that OnePass and or any other type of upgrade/discount certificates are not permitted in conjunction with the net airfares provided herein. OnePass mileage accrual is permitted, unless otherwise stated herein.

        16. The net airfares and/or commission levels on Attachment "A" do not automatically apply to groups of 10 or more. All groups must be requested and booked through the preferred accounts department at 1-800-243-4366 and are subject to approval by Continental Airlines. Agents with commission programs may not use commission levels on negotiated group rates. Tour Conductor tickets are not applicable to nets/commissions on Attachment "A", unless otherwise specified.

        17. Both Continental and Agent shall be considered as independent contractors, and nothing contained herein shall be construed so as to create an agency relationship, partnership or joint venture, and each party shall be responsible for their respective actions.

        18. Continental shall have no responsibility or liability to Agent for any loss, damage, delay or prevention of the completion of any flight subject to this agreement, resulting from any occurrences or acts beyond the control of Continental.

        19. The terms and conditions of this agreement are strictly confidential. Any breach of confidentiality, duplication, use or disclosure of this agreement in whole or in part shall immediately render this agreement null and void at the option of the non-breaching party.

        20.  This agreement shall be governed by the laws of the State of Texas.

        Agreement with, and acceptance of, the above conditions is indicated by the signatures below.

C.T.I. dba CHEAP TICKET                 CONTINENTAL AIRLINES, INC.

/s/  Michael J. Hartley                 /s/  Richard L. Ensign
------------------------------          ----------------------------------
Name                                    Richard L. Ensign
                                        Sr. Director-Leisure Sales
General Manager
------------------------------
Title

Date:    10/21/93                       Date:    10/25/93
     -------------------------          -----------------------

                  [LETTERHEAD OF CONTINENTAL AIRLINES, INC.]



                                   ADDENDUM

NOVEMBER 12, 1998

MR. MICHAEL HARTLEY
C.T.I.-CHEAP TICKETS
1440 KAPIOLANI BLVD #800
HONOLULU, HI 96814

REF:  NET FARES   CONTRACT #: CO944026
ARC:  12601676

DEAR MR. HARTLEY:

This letter and the enclosed Attachment A(s) will serve as an addendum to the above mentioned contract and is subject to the terms, conditions, rules, and regulations of that contract.

The enclosed Attachment A(s) include:
SEE ATTACHMENT




Your agreement to this addendum is indicated by the signature below. Please sign both originals of this addendum and return both copies, including all attachments to the address below. Failure to sign and return this addendum within five(5) days will void the above mentioned contract:

          Continental Airlines
          ATTN:  JIM COMPTON
          2929 ALLEN PARKWAY, SUITE 1227
          Houston, TX 77019

Thank you for your cooperation and support.

C.T.I.                                        CONTINENTAL AIRLINES, INC.
CHEAP TICKETS

/s/ Michael Hartley                           /s/ Jim Compton
----------------------                        ----------------------
NAME                                          JIM COMPTON
                                              STAFF V.P. PRICING

President & CEO
----------------------
Title

11/17/98                                      11/24/98
----------------------                        ----------------------
Date                                          Date

                                 ATTACHMENT A

                                      [*]







[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

CONTINENTAL AIRLINES
ATTACHMENT A1.1//ORIGINAL

1997 DOMESTIC WHOLESALE RULES AND GUIDELINES
(All other terms and conditions of the net fare agreement apply)

COMBINABILITY:     Net fare levels are not combinable with published fares,
-------------
                   other net fare programs, group/convention discounts, coupon/certificate offers, override commission programs or any other type of discount/negotiated fare. Net fare levels are combinable with other net fare levels within the same program.

RESERVATIONS:      Names are due at the time of booking. Reservations must be
------------
                   booked in the class of service indicated by the alpha net airfare indicator. EXAMPLE: [*] net fares must be booked in [*] class of service and [*] net fares must be booked in [*] class of service.

GROUPS:            FOR GROUP PROCEDURES SEE ATTACHMENT "A1.2"
------

PREPAIDS:          NOT PERMITTED.  NO EXCEPTIONS.
--------

UPGRADES:          NOT PERMITTED:  NO EXCEPTIONS
--------

CHILDREN'S FARES:  NOT PERMITTED, unless otherwise specified on Attachment "A"
----------------
                   fare sheet.

TICKETING
PROCEDURES:        SEE ATTACHMENT "B".
----------

NAME CHANGES:      Once a PNR has been booked, name changes will not be allowed.
------------
                   Clerical changes (ie. spellings) are permitted.

AIRPORT/FUEL
SURCHARGES:        Surcharges must appear on all flight coupons and must be
----------
                   remitted through ARC.

PASSENGER FACILITY
CHARGES (PFC'S):   PFC charges apply to all net tickets when an approved PFC
---------------
                   city is included in the itinerary. PFC's ARE-NOT-ABSORBED IN
                   CONNECTING MARKETS.


ILLNESS EXTENSION
OF VALIDITY:       NOT ALLOWED.
-----------

REFUNDS:           Totally unused tickets are refundable with a fifty dollar
-------
                   ($50) cancellation penalty unless otherwise specified on Attachment "A".
                   Passengers may incur penalties from the tour operator.

LOST TICKETS:      Standard lost ticket application procedures-will-apply.
------------
                   Service charge may apply.

VERBAL CHANGES TO THE CONTRACT, FARES OR RULES AND GUIDELINES WILL-NOT-BE HONORED. ALL CHANGES ARE VALID ONLY WHEN RECEIVED IN WRITING FROM CONTINENTAL LEISURE MARKETING.

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.

CONTINENTAL AIRLINES
ATTACHMENT A1.2// ORIGINAL

1997 DOMESTIC AND INTERNATIONAL WHOLESALE GROUP PROCEDURES
(All other terms and conditions of the net fare agreement apply)

GROUPS:            The net airfares and/or commission levels on Attachment "A"
------
                   do-not-automatically apply to groups of 10 or more. All
                   groups must be requested and booked through the Preferred
                   Accounts Desk at 1-800-243-4366, and are subject to approval by CO. The appropriate class of service, as stated on
                   Attachment "A", must be available and booked on all flights for the net/published fare used.
                   ------------------------------------------------------------
                   Agents with commission programs may not use override
                   commission levels on negotiated group rates. Tour conductor tickets are -not-applicable, unless otherwise specified on
                   Attachment "A".
                   -----------------------------------------------------------

THE FOLLOWING PROCEDURES WILL APPLY TO ALL FUTURE GROUP BOOKINGS
   ASSOCIATED WITH THE NET AIRFARES LISTED ON ATTACHMENT "A".

"AGENT" AGREES TO PAY APPLICABLE PENALTIES PER EACH SEAT NOT UTILIZED.

DEPOSITS:          GROUPS BOOKED 91 OR MORE DAYS PRIOR TO DEPARTURE:
--------
                   -  A $25.00 per person refundable deposit is required.
                   -  Deposit is due fourteen (14) days after booking -OR- 90 days prior to departure, whichever is first.
                   -  Deposit must be remitted in the form of an MCO.  The MCO should be sent to the following address:
                                 CONTINENTAL AIRLINES
                                 ATTN:  Preferred Accounts Desk Supervisor
                                 P.O. Box 60455
                                 Houston, TX 77205-0455
                   -  Deposit will be returned to the "Agent" at least 21 days prior to departure for ticket issuance.

                   GROUPS BOOKED WITHIN 91 DAYS OF DEPARTURE:
                   -  Deposit -not- required.

*NOTE: Deposit guarantees seats only. Fare is subject to change (see Net Fare Agreement - paragraph #13)

DUE DATE
FOR NAMES:         GROUPS BOOKED 21 OR MORE DAYS PRIOR TO DEPARTURE:
---------          -  All names are due 21 days prior to departure.

                   GROUPS BOOKED 20-7 DAYS PRIOR TO DEPARTURE:
                   -  All names are due within 72 hours of booking -OR- seven
                      (7) days prior to departure, whichever is first.

                   GROUPS BOOKED WITHIN 7 DAYS OF DEPARTURE:
                   -  All names are due at the time of booking.

UTILIZATION:       GROUPS BOOKED 45 OR MORE DAYS PRIOR TO DEPARTURE:
-----------        -  80% utilization is required of space held at 45 days. If group drops below 80% between 45 days and the departure date, "Agent" will be debited for $40.00 per each seat not utilized.

                   GROUPS BOOKED WITHIN 45 DAYS OF DEPARTURE:
                   - 80% utilization is required of space held at the time of booking. If group drops below 80% between the time of booking and the departure date, "Agent" will be debited for $40.00 per each seat not utilized.

CONTINENTAL AIRLINES
ATTACHMENT B// ORIGINAL
"BULK" TICKETING PROCEDURES // REVISED


TICKETS MUST BE PLATED ON CONTINENTAL (005), REPORTED THROUGH ARC AND MUST CLEARLY INDICATE THE FOLLOWING:
------------------------------

-------------------------------------------------------------------------------
      FARE BASIS BOX:       (Corresponding fare code/by segment/as shown on
                            Attachment "A"
-------------------------------------------------------------------------------
CLASS OF SERVICE BOX:       (Fare class which corresponds with the net fare
                            used)
-------------------------------------------------------------------------------
    NOT VALID BEFORE:       (Date of departure)
-------------------------------------------------------------------------------
     NOT VALID AFTER:       (Appl. max. stay from date of departure, per
                            Attachment "A")
-------------------------------------------------------------------------------
      FARE/TAX/TOTAL:       FARE/TAX/TOTAL must appear on AGENTS/AUDITORS
                            coupons ONLY. "BULK" must appear on all passenger
                            coupons.
-------------------------------------------------------------------------------
    SURCHARGES/PFC'S:       (Must appear on -ALL- coupons)
-------------------------------------------------------------------------------
      COMMISSION BOX:       "0" (Zero)
-------------------------------------------------------------------------------
       TOUR CODE BOX:       (Blank)
-------------------------------------------------------------------------------
    *ENDORSEMENT BOX:       Valid CO/COEX only/NONEND/NONTRANS/NOCHGS/APPL PNLTY
-------------------------------------------------------------------------------
     FORM OF PAYMENT:       (Form of Payment) / REFUNDABLE BY TOUR OPERATOR ONLY
-------------------------------------------------------------------------------
*NOTE: Endorsement Box must include applicable restrictions as listed on Attachment "A". The above listed restrictions are to be used as an example.

      TICKETS ISSUED AT THE AIRFARE LEVELS LISTED ON ATTACHMENT "A" THAT DO NOT CORRESPOND WITH THE CLASS OF SERVICE BOOKED WILL BE DEBITED
     AT THE LOWEST UNRESTRICTED COACH CLASS FARE FOR THE ENTIRE ITINERARY.


-------------------------------------------------------------------------------
         PFC PROCEDURES:    PFC's must appear in the "TAX" BOX of all tickets
                            coupons as "XF". If other fees are collected in
                            addition to the PFC's, "XT" and the TOTAL AMOUNT
                            must appear in the "TAX" BOX of all ticket coupons.
                            ---------------------------------------------------

                            SHOWING PFC'S ON A MANUAL TICKET:
                            --------------------------------
                            Show the "XF" in the "FROM/TO" BOX, leave the "CARIRER" BOX blank. In the "FARE CALCULATION" BOX list, in itinerary order, the AIRPORT CODE followed by the AMOUNT INDICATOR for the PFC amount collected.
                            ---------------------------------------------------

                            SHOWING PFC'S ON AN AUTOMATED TICKET:

                            At the end of the fare calculation enter "XF", the AIRPORT CODE and AMOUNT INDICATOR for each airport to which the PFC applies.
-------------------------------------------------------------------------------